BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 14, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018

FRONTIER MID CAP GROWTH PORTFOLIO

Ravi Dabas serves as a Portfolio Manager of Frontier Mid Cap Growth Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Stephen M. Knightly, CFA, President of Frontier, has been portfolio manager of the Portfolio since 2013. Christopher J. Scarpa, a Vice President of Frontier, has been portfolio manager of the Portfolio since 2013. Ravi Dabas, a Vice President of Frontier, has been portfolio manager of the Portfolio since 2019.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

Stephen M. Knightly, CFA, President of Frontier, Christopher J. Scarpa, Vice President of Frontier and Ravi Dabas, Vice President of Frontier, are the portfolio managers of the Portfolio. Mr. Knightly joined Frontier in 1992. He has been the portfolio manager for Frontier’s mid-cap growth portfolios since 2005. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2010. Mr. Dabas joined Frontier in 2007 as an equity research analyst. He assumed portfolio management responsibilities for Frontier’s mid-cap growth portfolios in 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE